UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Honeywell International Inc.
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HONEYWELL SHAREOWNER ENGAGEMENT MATERIALS March / April 2018

Forward Looking Statements

This report contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by our forward-looking statements. Our forward-looking statements are also subject to risks and uncertainties, which can affect our performance in both the near- and long-term. We identify the principal risks and uncertainties that affect our performance in our Form 10-K and other filings with the Securities and Exchange Commission.

Non-GAAP Disclaimer (and Use of Certain Non-GAAP Peer Data By Our Management Development and Compensation Committee)

This presentation contains financial measures presented on a non-GAAP basis. Honeywell's non-GAAP financial measures used in this presentation are as follows: segment margin, on an overall Honeywell basis, which we define as segment profit divided by sales; organic sales growth, which we define as sales growth less the impacts from foreign currency translation and acquisitions and divestitures for the first 12 months following transaction date; free cash flow, which we define as cash flow from operations less capital expenditures and which we adjust to exclude separation costs and with respect to forward looking measures, adjustments to the provisional charge related to tax legislation, if and as noted in the presentation; free cash flow conversion, which we define as free cash flow divided by net income attributable to Honeywell excluding pension mark-to-market expenses, separation costs, the provisional charge related to tax legislation, and with respect to forward looking measures, adjustments to such provisional charge; and earnings per share, which we adjust to exclude pension mark-to-market expenses, as well as for other components, such as divestitures, debt refinancing, and exclusion of separation costs, the provisional charge related to tax legislation, and with respect to forward looking measures, adjustments to such provisional charge, if and as noted in the presentation. Other than references to reported earnings per share, all references to earnings per share in this presentation are so adjusted. The respective tax rates applied when adjusting earnings per share for these items are identified in the presentation or in the reconciliations presented in the Appendix. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Refer to the Appendix attached to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures. Forward looking quantitative reconciliations herein exclude separation costs because management cannot reliably predict or precisely estimate, without unreasonable effort, those costs given the preliminary nature of the estimates and exclude any adjustments to the provisional charge related to tax legislation as such charge is provisional. In ensuring alignment between pay and performance, Honeywell's Management, Development and Compensation Committee compares Honeywell's financial performance to the median performance of both our 16 company compensation peer group (which we refer to herein as our "Peer Group") and a multi-industry peer group comprised of General Electric (GE), Emerson Electric (EMR), 3M Corporation (MMM), and United Technologies (UTX) (which we refer to as our "Multi-Industry Peer Group"). This comparison is done using certain non-GAAP financial information that both Honeywell and each peer company utilizes in its financial disclosure and investor presentations. For Honeywell, we exclude the pension mark-to-market adjustment from Net Income, EPS and ROIC. With regard to the peer group medians, each peer company adjusts its GAAP financial results for net income and EPS in a different manner and their presentation of this non-GAAP information is subject to change from time to time.

Honeywell
THE POWER OF CONNECTED

2

Agenda

- Overview of Honeywell and Recent Financial Performance
- Update on Homes and Global Distribution and Transportation Systems Spin-offs
- Long-Term Financial Plan Overview
- Executive Compensation – Progress on Program Changes
- Corporate Governance Topics:
  - Changes to Honeywell's Corporate Governance Guidelines
  - Board Leadership Structure: Retirement of Honeywell's Executive Chairman
  - Management Proposal to Reduce Shareowner Threshold Needed to Call Special Meeting from 20% to 15%
  - 2018 Shareowner Proposals
- Board Oversight of Environmental and Social Issues

Honeywell
THE POWER OF CONNECTED

3

Honeywell Overview

Who is Honeywell?

- ✓ Leading technology supplier to aerospace, buildings, oil and gas, and industrial end markets
- ✓ $40.5B in sales from ~70 countries, ~131,000 employees
- ✓ Evolving enterprise through organic growth, acquisitions, and portfolio enhancement
- ✓ Transforming into the leading software-industrial enterprise worldwide

Recent Shareowner Highlights

817%
15-Yr Total Shareowner Return
~2.6x S&P 500

12%
Dividend Increase in 2017
8th Double-Digit Increase Since 2010

Diversified Across End-Markets


Aerospace 19%
Defense 10%
Vehicles 8%
Oil & Gas / PetChem 12%
Specialty Chemicals 7%
Industrial Productivity 17%
Non-Residential 17%
Residential 11%

Building a Smarter, Safer, and More Sustainable World

4

Honeywell Businesses at a Glance

Aerospace	Home and Building Technologies	Performance Materials and Technologies	Safety and Productivity Solutions
			
Our products are used on virtually every commercial and defense aircraft platform and in 100M+ vehicles worldwide and include aircraft propulsion, cockpit systems, satellite communications, and vehicle turbochargers.	**Our products**, **software**, and **technologies are in more than 150 million homes and 10 million buildings worldwide** helping customers control their comfort, security, and energy use.	We develop **advanced materials**, **process technologies**, **automation solutions**, and **industrial software** that are revolutionizing industries around the world.	We **improve enterprise performance and worker safety and productivity** with our scanning and mobile computers, software, warehouse automation solutions, and personal protective equipment.

2017 Sales by Business


$14.8B
17% COMMERCIAL ORIGINAL EQUIPMENT
35% COMMERCIAL AFTERMARKET
20% U.S. DEFENSE
7% INT'L DEFENSE
21% TRANSPORTATION SYSTEMS


$9.8B
24% BUILDING SOLUTIONS
25% DISTRIBUTION
29% ENVIRONMENTAL & ENERGY SOLUTIONS
22% SECURITY & FIRE


$10.3B
27% UOP
34% PROCESS SOLUTIONS
12% SMART ENERGY
16% FLUORINE PRODUCTS
11% SPECIALTY PRODUCTS


$5.6B
35% INDUSTRIAL SAFETY
4% RETAIL
22% PRODUCTIVITY PRODUCTS
5% WORKFLOW SOLUTIONS
13% SENSING & IoT
21% WAREHOUSE AUTOMATION

Sales by business shown under current reporting structure and are not adjusted for the proposed Homes and Global Distribution and Transportation Systems spins

Aligned to Key Global Macro Trends

5

Strong Performance in 2017

$7.11	4%	70 bps	$4.9B	~$6.0B
Earnings Per Share *Up 10% YoY*	Organic Sales Growth	Segment Margin Expansion	Free Cash Flow *Up 12% YoY*	Capital Deployment, Including CapEx

Three-Year Average Return Metrics

Top-Tier Performance vs. Peers

ROIC*


12.6%
11.8%
16.8%
Comp Peer Median
Multi-Industry Peer Median
HON

Return On Assets


6.3%
7.4%
9.9%
Comp Peer Median
Multi-Industry Peer Median
HON

Return On Equity


20.4%
20.6%
27.7%
Comp Peer Median
Multi-Industry Peer Median
HON

EPS, EPS V% exclude pension mark-to-market, 2016 divestitures, 4Q16 debt refinancing, separation costs, and the provisional charge related to tax legislation
Return metrics reflect fiscal year 2015-2017 three-year averages; peer median reflects compensation peer group median; multi-industry peer median includes EMR, GE, MMM, and UTX. Reflects adjusted (non-GAAP) results.
**Return on Invested Capital (ROIC) = Adjusted Net Income Before Interest ÷ Net Investment (2-Point Average)*
Adjusted Net Income Before Interest = Net Income (Honeywell Ex-Pension MTM) + After-Tax Interest
Net Investment = Book Value of Equity + Total Debt

Consistent Performance vs. Peers

Shareowner Value Creation Consistently Outperforming Peers and Market 6 15 - Year Total Shareowner Return 817% 313% 387% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% 2003 2006 2009 2012 2015 12/31/17 Honeywell Multi-Industry Peer Median S&P 500 Source: NASDAQ Multi - Industry peers include EMR, GE, MMM, and UTX 2017 Total Shareowner Return 35% 24% 22% 0% 5% 10% 15% 20% 25% 30% 35% 40% 1Q 2Q 3Q 4Q Honeywell Multi-Industry Peer Median S&P 500

7

Spins Update

	Homes ($4.5B* 2017 Sales)	Transportation Systems ($3.1B* 2017 Sales)
Business Overview	• Home comfort solutions • Residential security solutions • ADI, the leading wholesale distributor of security and low-voltage products	• Superior technology across engine types • Technologies to address alternative powertrains (i.e., hybrid) • Significant High Growth Region penetration
Strategy / Growth Drivers	• Connected Home • Comprehensive home experience portfolio • Expansion of ADI's distribution network	• Market leader in turbo technologies • Increasing penetration across engine types and high growth regions • Early player in automotive cybersecurity and software vehicle maintenance offerings
Timing	• End of 2018	• Now likely end of 3Q

Comments

- Targeting ~$3B cash to Honeywell between both spins
- Potential economic tradeoff between legacy liability payments from spins and dividend payment to Honeywell
- Plan in place to eliminate 100% of stranded costs within 2 years
- Organization model and leadership appointments underway

** Sales are preliminary and approximate estimates and subject to finalization of the contours of the spun-off businesses and finalization of the carve-out audits*

Spins on Track

Long - Term Financial Plan Foundation for Long - Term Value Creation 8 • Targeting ~100% FCF cash conversion • World - class working capital management • Prioritizing high - ROI investments (CapEx, M&A) • Continued dividend growth and opportunistic share repurchases; however, first priority is bolt - on M&A Robust Cash Generation Aggressive Capital Deployment • Target 2.3X - 2.5X gross leverage (per Moody’s) • Maintain premium credit rating Balance Sheet • Continued organic sales growth and margin expansion • EPS growth greater than peers Strong Growth Long - Term Targets 3% - 5% * Organic Growth 30 - 50 bps Margin Expansion per Year ~100% Free Cash Flow Conversion Dividend Growth In - Line with Earnings Growth *Given current economic conditions

9

Executive Compensation - Responsive to Shareowner Feedback

Annual Incentive Compensation Plan (ICP):

Heard From Some Shareowners in 2016

- Wanted better visibility into how objective financial metrics and discretion factor into determining payouts
- Preferred resetting ICP baseline to target each year instead of using the prior year actual earned ICP award as the baseline

Changes Made For 2017 and Disclosed in Proxy

- ✓ 80% of target ICP award based on performance against pre-established goals for EPS/Net Income and Free Cash Flow
- ✓ 20% of target ICP award based on qualitative assessment of business and individual performance
- ✓ Payouts capped at 200% of target
- ✓ Reset the annual ICP baseline to be the individual's ICP target as a percentage of base pay (from 2017 onward)

Changes Fully Implemented in 2017

Say on Pay Vote Improved from 67% in 2016 to 93% in 2017

10

Executive Compensation - Responsive to Shareowner Feedback

Long-Term Incentives:

Heard from Some Shareowners in 2016

LTI Mix and Grant Practices

- Wanted lower weighting in stock options
- Didn't like our practice of granting RSUs on a biennial basis in July. Appeared one-off and resulted in lumpy reporting

Cash-Based LTIP (Growth Plan)

- Thought 2-year non-overlapping performance cycles were too short
- Preferred share-based program vs. cash-based
- Wanted at least one relative metric, such as relative TSR, added to the plan

Changes Made

- **Reduced weighting in stock options to 31% of LTI in 2017. Further reduced to 25% of LTI in 2018**
- **Discontinued biennial RSU grants. No RSUs granted in 2017. Phased back in for 2018 as part of annual LTI (25% of LTI), with all grants made on same timing**
  - ✓ Eliminates lumpy reporting and appearance grants are one-off
- **Replaced the biennial cash-based Growth Plan with Performance Share Unit Plan**
  - ✓ Granted annually with 3-year overlapping performance cycles
  - ✓ 100% formulaic with performance measured against three key operational metrics and relative TSR (equally weighted)
  - ✓ 50% of net shares earned paid in shares subject to stock holding requirements
  - ✓ Target weight of 50% of LTI beginning in 2018

Say on Pay Vote Improved from 67% in 2016 to 93% in 2017

11

2017 Annual Incentive Compensation Plan (ICP)

2017 ACTUAL RESULTS – 80% QUANTITATIVE PORTION FOR CORPORATE NEOs:

ICP Goal	2017 ICP Goal (Target)	2017 Actual Performance	2017 Performance	Metric Payout Percentage	Corporate NEO Weighting	Calculated Payout Percentage
EPS	$6.975	$7.11	Exceeded the Target ICP Goal for 2017 Represented a 10.1% increase over 2016 Actual* New record-level of performance for the Company	109.7%	50%	54.84%
Free Cash Flow	$4.650 billion	$4.935 billion	Exceeded the Target ICP Goal for 2017 Represented a 15% increase over 2016 Actual* New record-level performance for the Company	130.6%	50%	65.32%
			Total Calculated (Formulaic) Payout: Corporate NEOs			**120.16%**

* - 2016 Actual restated to exclude impact of 2016 HTSI divestiture and the 2016 spin of the Resins & Chemicals business.

- Quantitative = Calculated Payout multiplied by 80% weighting = 120.16% x 80% = 96%
- Qualitative = 20% at Target; can be up to 40%
- **Actual 2017 Award Payouts for Corporate NEOs ranged from 116% to 131% of Individual Target Award**

Similar approach for Strategic Business Unit (SBG) Presidents, but 50% based on Total HON performance and 50% based on SBG performance.

Honeywell
THE POWER OF CONNECTED

12

LTI Mix Transition - CEO Compensation


Stock Options
RSUs (Annualized)
Growth Plan (Biennial Cash - Annualized)
Performance Plan (Annual PSUs)
2016
34%
66%
2017
31%
45%
14%
10%
2018
25%
50%
25%

Includes 2016-2017 Growth Plan at annualized target value

Includes annualized payout value for final 2016-2017 Growth Plan cycle and 2017 portion (50%) of biennial RSUs granted in 2016

2016-2017 Growth Plan payout = 61% of Target

Cash-Based Growth Plan eliminated.
50% in Performance Stock Unit Awards.
RSUs vest over 6-years
All awards granted in February 2018

2016 - Mr. Cote as CEO

2017 & 2018 Mr. Adamczyk as CEO

LTI Mix Transition Complete in 2018

Summary of Improved Procedures in Guidelines Commitment to Refreshment: 5 New Directors Since 2012 (Including Mr. Angove in 2018) 13 • New Board evaluation and refreshment procedures to ensure appropriate evolution of board skills, experience and backgrounds: - Lead Director now jointly responsible for leading process (together with Chair of Governance Committee) - Ensure self - evaluation process is leading to adequate Board refreshment - Updated questionnaire to elicit information about matching of skills to needs • Continuity of best practices: - Results of director surveys and questionnaires shared verbatim on anonymous basis with entire Board - Results discussed with full Board in Executive Session • Before recommending re - nomination of incumbent directors, Governance Committee will evaluate whether incumbents’ skills and perspectives meet Honeywell’s needs, both individually and collectively • Greater detail on selection and recruitment process for new Board members: - Lead Director now formally charged with responsibility for new director recruitment - Formal identification and prioritization of skill sets - Emphasis on leadership traits, personality, work ethic, independence, business experience and diversity of background - Process has yielded recently announced new Board member: Duncan B. Angove Incumbent and New Board Nominees Annual Self - Evaluation Process

14

Best-in-Class Board with Right Mix of Skills and Experiences

Broad Set of Backgrounds and Skills*

Name	2018 Tenure	2018 Age	Senior Leader - ship	Indus- trial	Global	Finan- cial	Gov't	Other Pub. Co. Director Exper.	Risk Mgmt.	Innovation & Technology	Marketing
D. Adamczyk (President & CEO)	1	52	✓	✓	✓				✓	✓	
J. Chico Pardo (Lead Director)	18	68	✓	✓	✓			✓	✓	✓	✓
D. Angove	0	51	✓	✓	✓					✓	✓
W. Ayer	3	63	✓	✓	✓		✓	✓	✓		✓
K. Burke	8	67	✓	✓		✓	✓	✓	✓	✓	
D.S. Davis	12	66	✓	✓	✓	✓	✓	✓	✓	✓	
L. Deily	12	72	✓		✓	✓	✓	✓	✓	✓	
J. Gregg	7	71			✓	✓	✓	✓	✓	✓	
C. Hollick	14	72	✓		✓		✓	✓		✓	✓
G. Lieblein	5	57	✓	✓	✓	✓		✓		✓	
G. Paz	9	62	✓		✓	✓	✓	✓	✓	✓	
R. Washington	5	55	✓		✓	✓		✓	✓	✓	

Independent and Highly Diverse Oversight*



Insider 8%
Independent 92%

Of the Independent Directors:

- **27%** are Women
- **27%** are Hispanic
- **9%** are African American
- **18%** are Non-U.S. Citizens

Right Balance of Institutional Knowledge and Fresh Perspective*

Average Tenure: ~7.8 Years



1
3
3
3
2
15+ Years
10-15 Years
6-9 Years
3-5 Years
<3 Years

* Reflects anticipated composition at '18 AGM

Highly Qualified Board and Balanced Leadership

15

Board Structure Post Executive Chairman Cote Retirement

Background

- Honeywell's Chairman and former CEO, Dave Cote, is scheduled to retire at the April shareowners meeting
- The Board conducted an open-minded, balanced discussion of whether to continue with separate roles of Chair and CEO or re-combine roles.
- The Board concluded that shareowners are currently best served by having Mr. Adamczyk serve as Chairman and CEO

Key Considerations

- In midst of two significant spin-offs and strategic shift to becoming a leading software-industrial company, Honeywell will benefit from having a combined leadership structure
- Honeywell's strong Lead Director counterbalances a combined CEO/Chairman leadership structure and provides an independent voice in the Board room
- Our directors met 1:1 with many of our shareowners who have different perspectives on whether separating the roles of Chair/CEO creates shareowner and strategic value
- No agreement among scholars as to whether a combined CEO/Chairman leadership structure creates shareowner value
- The Board believes that Mr. Adamczyk has the character and quality of leadership to serve in both roles and that his service as both Chairman and CEO will enhance company performance
- Honeywell's shareowners have historically benefited from a united leadership structure
- Among Honeywell's 16 compensation peers, only one peer has separated the roles of Chair / CEO

Balanced Approach to Decision on Separation of Roles of Chair / CEO

16

Management Proposal to Reduce Threshold for Calling Special Meeting

- **Honeywell's Board will seek shareowner approval to reduce threshold for calling a special meeting from 20% to 15%**
  - Proponent who submitted shareowner proposal to effect a 10% reduction agreed to withdraw
- **Management proposal also simplifies text in Honeywell's Certificate of Incorporation for determining whether 15% threshold has been met**
  - Proposed amendment for determining what "ownership" means utilizes the same mechanism as the proxy access provision that is used to determine whether 3% ownership threshold has been met
- **Rationale for management proposal:**
  - Based on extensive engagement with shareowners, Board believes that a lower threshold will be appreciated by many shareowners
  - Board reviewed mechanisms for shareowner democracy at peers – e.g., right to call special meeting and action by written consent – and found that a 15% threshold is lower than most peers and the vast majority of S&P500 companies with special meeting rights
  - Board believes this is a measured, prudent way to increase shareowner democracy without risk that minority of shareowners will abuse governance mechanisms or be unduly disruptive

Management Special Meeting Proposal Consistent with HON Governance Best Practices

2018 Shareowner Proposals Year - Over - Year Shareowner Support for Management on These Proposals 17 Report on Lobbying Payments and Policy • HON in “First Tier” for fourth consecutive year according to CPA - Zicklin Index • Our rigorous compliance process ensures that HON’s political activities are lawful, properly disclosed and aligns with our Code of Business Conduct • HON’s lobbying activities and memberships in trade associations have not been a source of concern for our largest shareowners • HON has not made any political contributions using corporate funds since at least 2009 • HON submits public quarterly lobbying disclosures in accordance with federal law which provide timely and detailed information on lobbying expenditures • 6 th year that HON has received this proposal Independent Board Chairman • Board has chosen to recombine the roles of Chair and CEO in Darius Adamczyk • Board thoroughly explored the benefits and challenges of this decision • Factors the Board considered: » Degree to which a unified leadership structure would enable HON to successfully execute its significant portfolio restructuring » Evaluation of Mr. Adamczyk’s character and leadership skills » HON’s track record of outperformance under a unified leadership structure » Continuous strengthening of Lead Director role » View of most of HON’s shareowners that the Board has demonstrated the ability to make the right determination regarding its leadership structure • 10 th year that HON has received this proposal

18

Board Oversight of Environmental and Social (E&S) Issues

- **Honeywell's Board oversees E&S issues in three principal ways:**
  - Corporate Governance and Responsibility Committee (CGRC) has primary "jurisdiction" for managing risks and opportunities associated with E&S
  - Honeywell has a very robust, comprehensive Enterprise Risk Management (ERM) program which covers these topics with significant engagement from the entire Board
  - Regular updates to the entire Board by various members of senior management
- **CGRC regularly scheduled meetings:**
  - CGRC meets at least annually with HON's Vice President, Health, Safety, Environment, Product Stewardship and Sustainability, Senior Vice President, Government Relations, and Senior Vice President, HR, responsible for compliance and diversity
- **ERM process includes 1:1 input from the Board (which has traditionally focused on E&S) which is then "flowed" down through the risk assessment process**
- **Periodic presentations to the Board on E&S subjects. In past 12 months, these include:**

Sexual Harassment Compliance Programs	Employee Diversity Initiatives	Environmental Remediation Track Record
Energy Efficiency Initiatives	Safety	Greenhouse Gas Reduction
Overall Review of Sustainability Measures		

Honeywell's Board Takes Lead on E&S Issues

19

Climate Change Reporting

Honeywell reports on its global greenhouse gas emissions publicly through CDP (formerly Carbon Disclosure Project) and reports submitted to the U.S. Environmental Protection Agency and the United Kingdom Environment Agency. A qualified third party has provided limited assurance per ISO 14064-3 of Honeywell's 2011-2016 Scope 1 and Scope 2 greenhouse gas emissions inventories.


GREENHOUSE GAS
MT of CO_2e per $M Revenue
1000
750
500
250
0
2004
2017E
ENERGY EFFICIENCY
Use of BBTU per $M Revenue
1.6
1.2
0.8
0.4
0.0
2004
2017E

- Honeywell beat its first public goal to reduce global greenhouse gases by more than 30% and improve energy efficiency by more than 20% between 2004 and 2011.
- A second five-year goal, set to reduce greenhouse gas emissions by an additional 15% per dollar of revenue from 2011 levels, was met three years early.
- By 2019, Honeywell will reduce its greenhouse gas emissions per dollar of revenue from 2013 levels by an additional 10%.

Robust CO_2 Emissions and Energy Efficiency Reporting

Append i x 20

Reconciliation of EPS to EPS, Excluding Pension Mark - to - Market Expense, Debt Refinancing Expense, Separation Costs, Impacts from Tax Legislation ("Tax Reform"), and Earnings Attributable to 2016 Divestitures 21 (1) Utilizes weighted average shares of 775.3 million. Pension mark - to - market expense uses a blended tax rate of 21.3%, debt re financing expense uses a tax rate of 26.5%, and earnings attributable to 2016 divestitures uses a blended tax rate of 33.9%. (2) Utilizes weighted average shares of 772.1 million. Pension mark - to - market expense uses a blended tax rate of 23%. We believe EPS, excluding pension mark - to - market expense, debt refinancing expense, separation costs, impacts from tax reform, a nd earnings attributable to 2016 divestitures, is a measure that is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. 2016 (1) 2017 (2) Earnings per share of common stock - assuming dilution (EPS) $6.20 $2.14 Pension Mark-to-Market Expense 0.28 0.09 Debt Refinancing Expense 0.12 - Impacts from Separation Costs - 0.02 Impacts from Tax Reform - 4.86 EPS, Excluding Pension Mark-to-Market Expense, Debt Refinancing Expense, Separation Costs and Impacts from Tax Reform $6.60 $7.11 EPS, Attributable to 2016 Divestitures (0.14) - EPS, Excluding Pension Mark-to-Market Expense, Debt Refinancing Expense, Separation Costs, Impacts from Tax Reform and 2016 Divestitures $6.46 $7.11

Reconciliation of Net Income Attributable to Honeywell to Net Income Attributable to Honeywell Excluding Pension Mark - to - Market Expense, Debt Refinancing Expense, Separation Costs, and Impacts from Tax Reform 22 (1) Pension mark - to - market expense uses a blended tax rate of 36.1%, 21.3% and 23% for 2015, 2016 and 2017. (2) Debt refinancing expense uses a tax rate of 26.5% for 2016. We believe net income , excluding pension mark - to - market expense, debt refinancing expense, separation costs, and impacts from tax reform, is a measure that is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. ($M) 2015 2016 2017 Net Income Attributable to Honeywell $4,768 $4,809 $1,655 Pension Mark-to-Market Expense, Net of Tax (1) 43 215 67 Debt Refinancing Expense, Net of Tax (2) - 93 - Impacts from Separation Costs, Net of Tax - - 14 Impacts from Tax Reform - - 3,754 Net Income Attributable to Honeywell, Excluding Pension Mark-to-Market Expense, Debt Refinancing Expense, Separation Costs and Impacts from Tax Reform $4,811 $5,117 $5,490

Reconciliation of Organic Sales % Change 23 We define organic sales percent as the year - over - year change in reported sales relative to the comparable period, excluding the impact on sales from foreign currency translation and acquisitions, net of divestitures. We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongo ing operating trends. A quantitative reconciliation of reported sales percent change to organic sales percent change has not been provided for forw ard - looking measures of organic sales percent change because management cannot reliably predict or estimate, without unreasonable effort, the fluctuations in global currency markets that impact foreign cu rre ncy translation, nor is it reasonable for management to predict the timing, occurrence and impact of acquisition and divestiture transactions, all of which could significantly impact our reported sales percent change . 2017 Reported sales % change 3% Less: Foreign Currency Translation - Less: Acquisitions and Divestitures, Net (1%) Organic Sales % Change 4%

24

Reconciliation of Segment Profit to Operating Income and Calculation of Segment Profit and Operating Income Margins

($M)	2016	2017
Segment profit	$7,186	$7,690
Stock compensation expense (1)	(184)	(176)
Repositioning and other (2,3)	(679)	(1,010)
Pension ongoing income (1)	601	713
Pension mark-to-market expense (1)	(273)	(87)
Other postretirement income (1)	32	21
Operating income	$6,683	$7,151
Segment profit	$7,186	$7,690
÷ Sales	$39,302	$40,534
Segment profit margin %	18.3%	19.0%
Operating income	$6,683	$7,151
÷ Sales	$39,302	$40,534
Operating income margin %	17.0%	17.6%

(1) Included in cost of products and services sold and selling, general and administrative expenses.
(2) Includes repositioning, asbestos, environmental expenses and equity income adjustment.
(3) Included in cost of products and services sold, selling, general and administrative expenses, and other income/expense.

We define segment profit as operating income, excluding stock compensation expense, pension ongoing income or expense, pension mark-to-market expense, other postretirement income or expense, and repositioning and other charges. We believe these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

A quantitative reconciliation of segment profit, on an overall Honeywell basis, to operating income has not been provided for all forward-looking measures of segment profit and segment margin included herewithin. Management cannot reliably predict or estimate, without unreasonable effort, the impact and timing on future operating results arising from items excluded from segment profit, particularly pension mark-to-market expense as it is dependent on macroeconomic factors, such as interest rates and the return generated on invested pension plan assets. The information that is unavailable to provide a quantitative reconciliation could have a significant impact on our reported financial results. To the extent quantitative information becomes available without unreasonable effort in the future, and closer to the period to which the forward-looking measures pertain, a reconciliation of segment profit to operating income will be included within future presentations.

Honeywell
THE POWER OF CONNECTED

Reconciliation of Cash Provided by Operating Activities to Free Cash Flow 25 We define free cash flow as cash provided by operating activities less cash expenditures for property, plant and equipment. We believe that this metric is useful to investors and management as a measure of cash generated by business operations that wil l be used to repay scheduled debt maturities and can be used to invest in future growth through new business development activities or acquisiti ons , pay dividends, repurchase stock or repay debt obligations prior to their maturities. This metric can also be used to evaluate our ability to ge nerate cash flow from business operations and the impact that this cash flow has on our liquidity. ($M) 2016 2017 Cash Provided by Operating Activities $5,498 $5,966 Expenditures for Property, Plant and Equipment (1,095) (1,031) Free Cash Flow $4,403 $4,935